UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Coldwater Creek Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Coldwater Creek Inc. ONE COLDWATER CREEK DRIVE, SANDPOINT, ID 83864 Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to Be Held on Friday, September 21, 2012 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement is available at: http://www.proxyvoting.com/cwtr Dear Coldwater Creek Inc. Stockholder: The 2012 Special Meeting of Stockholders of Coldwater Creek Inc. (the “Company”) will be held at our corporate headquarters, One Coldwater Creek Drive, Sandpoint, ID 83864, on Friday, September 21, 2012, at 9:30 a.m. (local time). You are receiving this notice because you hold shares in the Company, and the materials you should review before you cast your vote at the Special Meeting are now available. The proposal to be considered at the Special Meeting: (1) To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of the Company’s common stock, as determined by our Board of Directors in its discretion, of a ratio of not less than 1-for-3 and not more than 1-for-6. The Board of Directors recommends a vote “FOR” Item 1. The Board of Directors has fixed the close of business on July 31, 2012 as the record date (the “Record Date”) for the determination of stockholders entitled to receive notice of and to vote at the Special Meeting or any adjournment(s) thereof. If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before September 6, 2012 to facilitate timely delivery. TO REQUEST PAPER COPIES OF PROXY MATERIALS: (please reference your 11-digit control number when requesting materials) By opting out to receive printed materials, your preference for future proxy mailings will be kept on our file. Telephone: 1-888-313-0164 (outside of the U.S. and Canada call 201-680-6688). Email: shrrelations@cpushareownerservices.com (you must reference your 11-digit control number in your email) Internet: http://www.proxyvoting.com/cwtr CONTROL NUMBER TO VOTE YOUR SHARES SEE INSTRUCTIONS ON REVERSE SIDE This is not a proxy card. You cannot use this notice to vote your shares. YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY. 29676

Stockholders of record as of the Record Date are cordially invited to attend the Special Meeting. Directions to attend the special meeting where you may vote in person can be found on our website, www.coldwatercreek.com. Meeting Location: Coldwater Creek Inc. One Coldwater Creek Drive Sandpoint, ID 83864 The following materials are available for you to review online: • The Company’s Proxy Statement (including all attachments thereto). To request a paper copy of the Proxy Materials: (you must reference your 11-digit control number located on the reverse side of this form) Telephone: 1-888-313-0164 (outside of the U.S. and Canada call 201 -680-6688) Email: shrrelations@cpushareownerservices.com (you must reference your 11-digit control number in your email) Internet: http://www.proxyvoting.com/cwtr The Proxy Materials for Coldwater Creek Inc. are available to review at: http://www.proxyvoting.com/cwtr Have this notice available when you request a PAPER copy of the Proxy Materials, when you want to view your proxy materials online OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY. 29676 HOW TO VOTE BY INTERNET We encourage you to review the proxy materials online before voting. Use the Internet to vote your shares. On the landing page of the above website in the box labeled “To Vote Your Shares by Internet” click on “Vote Now” to access the electronic proxy card and vote your shares. Have this notice in hand when you access the website. You will need to reference the 11-digit control number located on the reverse side.